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                                                                    EXHIBIT 23.7


               [NETHERLAND, SEWELL & ASSOCIATES, INC. LETTERHEAD]


                CONSENT OF NETHERLAND, SEWELL & ASSOCIATES, INC.


     We hereby consent to the incorporation by reference of our Firm's name in the Annual Report on Form 10-K of Ocean Energy, Inc. and subsidiaries for the year ended December 31, 1998, into the Company's Registration Statement on Form S-8 to which this consent is an exhibit.


                                           NETHERLAND, SEWELL & ASSOCIATES, INC.


                                           By:  /s/ DANNY D. SIMMONS
                                              ----------------------------------
                                                    Danny D. Simmons
                                                    Senior Vice President


Houston, Texas
January 25, 2000